President & Chief Executive Officer Carlos P. Naudon Executive Vice President & Chief Financial Officer Sergio J. Vaccaro Exhibit 99.2 Presentation of

Cautionary Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank, N.A. operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank, N.A.’s loans; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, and their related impacts on the economy; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank, N.A.’s market area; Ponce Bank, N.A.’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation. Forward Looking Statements The market and industry data used throughout this presentation is based, in part, on third-party sources, as indicated. Although management believes these third-party sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness. Market and Industry Data Copyright © 2025. All Right Reserved

Corporate Headquarters and Office Location Branch Locations On October 10, 2025, the Company wholly-owned subsidiary, Ponce Bank (formerly a federally chartered stock savings association), has completed its previously announced conversion to a national bank and commenced operations as Ponce Bank, National Association (the “Bank”).  In connection with the conversion of the Bank, the Company also commenced operations as a bank holding company as of the same date.  Further, the Company also became a financial holding company, which is an additional election that allows the Company to engage in activities that are financial in nature or incidental to a financial activity. Aim to provide long-term value to stakeholders by executing a safe and sound business strategy that produces increasing value. Number of full-time equivalent employees as of September 30, 2025, was 209 equating to $15.1 million in assets per employee. The Company provides a full range of financial services in a community-focused manner. Ticker NASDAQ: PDLB Established 1960 Headquarters Bronx, NY Branches 13 full-service branches and 5 loan production/representative offices Total Assets $3.16 billion (as of 9/30/25) Total Loans $2.49 billion (as of 9/30/25) Total Deposits $2.06 billion (as of 9/30/25) Earnings Per Share (Basic) $0.27 (for three months ended 9/30/25) Market Cap TBV Per Common Share* $353 million (as of 9/30/25) $12.70 (as of 9/30/25) Copyright © 2025. All Right Reserved (*) TBV Per Common Share is a Non-GAAP financial measure. Non-GAAP financial measures are not a substitute for GAAP financial measures. See the appendix of this presentation for a reconciliation to the most directly comparable GAAP financial measure.

Franchise Evolution 2015 - 2022 Carlos P. Naudon named President in 2015; CEO in 2018 Certified SBA lender Continued to remain focused on residential and commercial real estate Optimized real estate footprint by improving loan efficiency Certification as an MDI & CDFI Grew assets from $700 million to $2.3 billion Path to Conversion 2022 - Present Converted from Mutual Holding Company on January 27, 2022 The company becoming a bank holding company and a financial holding company The Bank becoming a national bank Established a robust capital base to continue executing on strategic initiatives Continued focusing on residential and commercial lending with an emphasis on technological integration Received low-cost funding Preferred Stock in the amount of $225 million from the ECIP Public Ownership 1960 - 2015 Established 65-year-old institution focused on residential and nonresidential lending Headquartered in the Bronx, NY with branch presence in the Bronx, Brooklyn, Queens, New Jersey, and Manhattan Grew assets from de novo to $700 million Mutual Bank Copyright © 2025. All Right Reserved

PFG Executive Management Executive Chairman of the Board Steven A. Tsavaris Executive Vice President and Chief Lending Officer Ioannis Kouzilos Madeline V. Marquez President and Chief Executive Officer Carlos P. Naudon Executive Vice President and Chief Financial Officer Sergio J. Vaccaro Executive Vice President and Chief Operating Officer Luis G. Gonzalez Jr. Copyright © 2025. All Right Reserved 50+ years of experience Former President and CEO of Ponce De Leon Federal Savings Bank Former Chairman and CEO of PDLB Community Bancorp 13+ years of experience Previously VP of Credit Administration Experienced at various financial institutions 25+ years of experience Former Vice President at Business Initiative Corporation of New York Former Managing Director at Brooklyn Economic Development Corp. 50+ years of experience Former CEO of Banking Spectrum Inc. Former Acting CEO and Director of Open Solutions, Inc., a public company 25+ years of experience Former CFO of Private Bank Americas at HSBC Former CFO of Home Loans at Morgan Stanley Former US Head of FP&A at HSBC 17+ years of experience Former Bank Examiner Former Acting Assistant Deputy Comptroller, OCC Executive Vice President and Chief External Affairs Officer Senior Vice President Director of Human Resources Melissa DeLeon 9+ years of experience Former Vice President of Human Resources Experienced in Retail Banking Senior Vice President Director of Community Banking Betty Campiz 15+ years of experience Former Senior Vice President of Digital Banking Experienced in Digital Banking and CX

Highlights – nine months ended September 30, 2025 and 2024 Strong loan growth. Net loans receivable were $2.49 billion as of September 30, 2025, an increase of $309.7 million, or 14.2%, from September 30, 2024. Higher NIM and stable expenses YoY. Net interest margin at 3.18% for nine months ended September 30, 2025, an increase of 0.52% from prior period. The non-interest expenses were $50.4 million for nine months ended September 30, 2025, an increase of $0.4 million from September 30, 2024. Strong deposit growth. Deposits were $2.06 billion as of September 30, 2025, an increase of $179.0 million, or 9.5%, from September 30, 2024. Increasing profitability. Net income available to common stockholders of $17.7 million, or $0.77 per diluted share for nine months ended September 30, 2025. Copyright © 2025. All Right Reserved Six Month Highlight Overview YTD 2025 YTD 2024 Change % Net interest income $71.9M $55.8M 28.9% Net income available to common stockholders $17.7M $7.7M 130.7% Deposits $2.06B $1.88B 9.5% Net loans receivable $2.49B $2.18B 14.2% Earnings per diluted share $0.77 $0.34 126.5%

Our Vision Growing alongside fastest growing, best clients Reaching Capital Deployment Capabilities Qualify for ECIP disposition Grow core deposits, with an emphasis on cross-selling commercial customers, growing Ponce Direct, mission driven and specialty deposits Grow our loan portfolio and continue to enhance our participation capabilities Increase our utilization of technology Increase profitability and continue to manage expenses Robust capital position, inclusive of $225 million in ECIP funds provided by the U.S. Treasury Focused on growing loan book: Expanding CRE & Non-Residential Loans Stay with successful clients as they grow Low-Cost, Excess Capital - Ready to Deploy The Bank is designated as both a Community Development Financial Institution (CDFI) and a Minority Deposit Institution (MDI) MDI and CDFI Status; Mission Driven Business Model Aligns with ESG Completed the second-step in January 2022 Ability to return capital to shareholders – priorities De-Mutualization Opportunity The Company is well-positioned with a weighted average loan-to-value ratio of 51.9% as of September 30, 2025 Total CRE Loans comprise 366.6% of Tier 1 Capital plus allowance Financial Strength Strategies and Focus Growth Drivers Accelerating Loan Growth Through Deployment of Excess Capital CRE and Residential Markets – Single Family & Multi-family markets Net Interest Income Growth Upgrading electronic infrastructure Expanding digital banking services Creating greater resiliency, capacity, and redundancies Modernization Program Across Company Infrastructure Restructure/Refocus the retail business model Upgrade sales force Attract, develop and retain an engaged workforce Ensure risk management and controls are aligned with strategic priorities Manage credit risk to maintain a low level of nonperforming assets. Copyright © 2025. All Right Reserved 68% 91%

ECIP Disposition – Executed Agreement On December 20, 2024, PFG entered into an ECIP securities purchase option agreement with the US Department of the Treasury, allowing repurchase at a future date, subject to compliance with certain qualifications Determination of sale price: based on the dividend discount model While there can be no assurance as to the final repurchase price, the price could be as low as 6.70% under the current guidelines, (assuming a dividend rate of 0.50%, RFR of 4.71% (20 Yr Treasury as of 9/30/25), Beta of 0.50 and ERP of 5.50% and satisfaction of the deep impact condition) Impact of ~8.75 $ per share, under the above assumptions, $225 million ECIP, 24.0 million common shares outstanding The repurchase date could occur as soon as 3Q 2026, assuming satisfaction of the necessary conditions Status on progress: Have achieved 13 consecutive quarters with an 81% rate of deep impact lending (vs 60% requirement for 16 consecutive quarters to qualify for repurchase); strong level of originations from April 1st, 2025 to September 30th, 2025 ensure that our dividend yield will continue at the 0.50% level in the rest dividend period starting in 2026.

Community Development Financial Institution The CDFI Program offers both Financial Assistance and Technical Assistance awards to CDFIs. These competitive awards support and enhance the ability of the Company to meet the needs of the communities they serve. Financial Assistance awards are made in the form of loans, grants, equity investments, and deposits, which CDFIs are required to match dollar-for-dollar with non-federal funds. This requirement enables the Company to multiply the impact of federal investment to meet the demand for affordable financial products in economically distressed communities. Technical Assistance grants are offered to CDFIs and Certifiable CDFIs to build their organizational capacity. Out of the 20 top CDFI Banks (in Total Assets): in housing focus in DLI-HMDA (% of housing lending in LMI communities) in total assets in total loans As a CDFI, the Company has received over $5 million in federal grants As of September 30, 2024, there were approximately 1,400 CDFI’s operating nationwide, but fewer than 200 are banks, and the Bank ranks amongst the largest The CDFI designation qualifies the Company for grants and capital opportunities such as the Emergency Capital Investment Program (ECIP), which the Company benefitted from in the form of a $225 million investment from the U.S. Treasury for Senior Non-Cumulative Perpetual Preferred Stock; only CDFIs and MDIs were able to participate in this program – it comes at no cost (to capital) for the first two years and includes rate reduction incentives after that with a cap of 2.00% Ponce Bank has won awards and mandates for community development and ranks as one of the largest and most housing focused CDFIs in the country. Rankings as of 3rd quarter 2024 3rd 6th Copyright © 2025. All Right Reserved

Minority Depository Institution One of 32 banks in the country designated as both an MDI and a CDFI. As of December 31, 2024, the FDIC recognized 151 MDIs across the United States and its territories, with collective assets of approximately $366 billion. As an MDI the Bank can provide financial services to and for underserved communities as designated by the federal government including African, Asian, Hispanic, and Native Americans. MDI designation allows the Bank to provide many benefits to low-to-moderate income communities, including access to credit, values-driven banking, international languages and locations, financial education, and community-specific services. Out of all the MDI Banks in Assets, the Bank ranks: Rankings as of 4Q24 The Bank is designated an MDI, classified under the Federal Deposit Insurance Corporation (FDIC). The FDIC defines an MDI as a federally insured depository institution for which (1) 51% or more of the voting stock is owned by minority individuals; or (2) majority of the board of directors is a minority and the community that the institution serves is predominantly minority. in total assets New York in total assets out of 151 MDIs 3rd 22nd Copyright © 2025. All Right Reserved

ESG (Environmental, Social, Governance) Environmental Initiatives The Company focuses on sustainability, resource conservation, and waste reduction. We ensure regulatory compliance, vendor adherence, and invest in technology for efficiency. Our ESG Committee manages site compliance and flood risk, while we work with suppliers to uphold ethical practices. We mirror our community with 61% female and 86% ethnically diverse employees. Community Reflection We support communities with initiatives and partnerships. Community We value employees, offer competitive benefits, and invest in growth through training. Health, Safety and Talent Acquisition & Retention In the latest report(*) from the National Community Investment Fund, Ponce ranked: among the 20 largest CDFI Banks with a Housing Focus in Assets, Lending and Deposits #3 Data Security Compliance & Ethics Suppliers Corporate Governance We are dedicated to sustainability and building a strong ESG foundation. We prioritize accountability, ethical practices, and robust risk management to earn stakeholder trust and ensure legal compliance. in total loans among all CDFI banks nationwide (194 total) #6 in total Assets among all CDFI banks nationwide #6 We boost office efficiency with high-efficiency equipment, LED lighting, and advanced HVAC units. We promote recycling and waste separation in our offices. We consult energy experts for inspections, savings, and rebates on ESG-friendly upgrades. Copyright © 2025. All Right Reserved Environmental Responsibility Social Impact Environmental Initiatives (*) Latest report published December 2024 for 3rd quarter 2024

Appendix

Total Assets Total Deposits Balance Sheet Highlights (in thousands) Copyright © 2025. All Right Reserved Net Loans Loans-to-Deposits %

Appx. 1 Portfolio Composition 17.7% 35.3% 17.3% 27.4% 1-4 Family Residential Construction and Land Multifamily Residential Nonresidential Property $ 2,286,599 $ 2,490,046 $ 1,322,098 $ 1,525,668 $ 1,895,886 Loan Portfolio Growth (in thousands) Net Loans Receivable Loans Portfolio Copyright © 2025. All Right Reserved As of September 30, 2025 Other

Total Securities - as of September 30, 2025 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Available-for-Sale Securities: U.S. Government Bonds $2,998 $- $(43) $2,955 Corporate Bonds 14,752 - (857) 13,895 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 31,686 - (4,888) 26,798 FHLMC Certificates 8,192 - (890) 7,302 FNMA Certificates 51,840 - (8,051) 43,789 GNMA Certificates 81 2 - 83 Total available-for-sale securities $109,549 $2 $(14,729) $94,822 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value Held-to-Maturity Securities: Corporate Bonds $7,500 $35 $(230) $7,305 Mortgage-Backed Securities: Collateralized Mortgage Obligations¹ 167,024 90 (3,516) 163,598 FHLMC Certificates 3,156 5 (132) 3,029 FNMA Certificates 94,729 5 (1,792) 92,942 SBA Certificates 12,944 34 - 12,978 Allowance for Credit Losses (228) - - - Total available-for-sale securities $285,125 $169 $(5,670) $279,852 (1) Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities. (in thousand) Copyright © 2025. All Right Reserved (in thousand)

Actual Amount Ratio For Capital Adequacy Purposes Amount Ratio To Be Well Capitalized Under Prompt Corrective Action Provisions Amount Ratio September 30, 2025 (in thousands) Ponce Financial Group, Inc. Total Capital to Risk-Weighted Assets $ 568,651 24.08% $ 188,932 8.00% $ 236,165 10.00% Tier 1 Capital to Risk-Weighted Assets 541,306 22.92% 141,699 6.00% 188,932 8.00% Common Equity Tier 1 Capital Ratio 316,306 13.39% 106,274 4.50% 153,507 6.50% Tier 1 Capital to Total Assets 541,306 17.33% 124,923 4.00% 156,154 5.00% Ponce Bank Total Capital to Risk-Weighted Assets $ 531,580 21.79% $ 195,207 8.00% $ 244,008 10.00% Tier 1 Capital to Risk-Weighted Assets 504,235 20.66% 146,405 6.00% 195,207 8.00% Common Equity Tier 1 Capital Ratio 504,235 20.66% 109,804 4.50% 158,605 6.50% Tier 1 Capital to Total Assets 504,235 16.08% 125,467 4.00% 156,833 5.00% Actual Amount Ratio For Capital Adequacy Purposes Amount Ratio To Be Well Capitalized Under Prompt Corrective Action Provisions Amount Ratio December 31, 2024 (in thousands) Ponce Financial Group, Inc. Total Capital to Risk-Weighted Assets $ 546,128 22.98% $ 190,147 8.00% $ 237,684 10.00% Tier 1 Capital to Risk-Weighted Assets 520,796 21.91% 142,611 6.00% 190,147 8.00% Common Equity Tier 1 Capital Ratio 295,796 12.44% 106,958 4.50% 154,495 6.50% Tier 1 Capital to Total Assets 520,796 17.70% 117,715 4.00% 147,144 5.00% Ponce Bank Total Capital to Risk-Weighted Assets $ 507,632 21.47% $ 189,137 8.00% $ 236,421 10.00% Tier 1 Capital to Risk-Weighted Assets 482,300 20.40% 141,853 6.00% 189,137 8.00% Common Equity Tier 1 Capital Ratio 482,300 20.40% 106,390 4.50% 153,674 6.50% Tier 1 Capital to Total Assets 482,300 15.81% 122,011 4.00% 152,514 5.00% Copyright © 2025. All Right Reserved Regulatory Capital Ratios

Reconciliation to GAAP September 30, 2025 Common shares issued 24,886,711 Less treasury shares 885,586 Common shares outstanding at end of period 24,001,125 Total Equity $ 529,835,252 Common shares outstanding 24,001,125 Total equity per share - GAAP $ 22.08 Total Equity $ 529,835,252 Less Preferred Stock $ (225,000,000) Tangible book value $ 304,835,252 Tangible book value per common share -Non-GAAP $ 12.70

Community Sponsorships and Donations Includes Sponsorships and Donations by the Company and the Ponce De Leon Foundation Queens Small Business Owners & Entrepreneurs Small Business Bootcamp Over 117 grants to charitable causes since 2017 $2.3 million was given to Ponce Bank Branch communities focusing on youth services, education, healthcare, social services, economic development, and cultural diversity Ponce De Leon Foundation Financial Mastery Workshops Copyright © 2025. All Right Reserved American Cancer Society Morris Heights Health Center Urban Youth Alliance Int Castle Hill Little League Iglesia Nuevo Amanecer La Hermosa Phipps Neighborhood InHisName United YMCA of Greater NY Washington Heights BID Unique People Services Hostos Community College Foundation New Bronx Chamber of Commerce Bronx Manhattan North Board of Realtors Bronx Kings Business Initiative Corporation Neighborhood Shop COVID Relief Program BOEDC Bronx Tourism Council NYS CDFI Coalition Bronx County Bar Association Business Initiative Corporation Bronx Overall Economic Development Corp Unique People Services Hope Gathering Buy Local East Harlem & Greet Union Settlement LSA Covid Relief Citivas La Fortaleza Hope Community AHRC Society of the Educational Arts NYCHCC Women In Business Upper Manhattan Mental Health Center Riverdale Senior Services Urban Design Forum Comite Noviembre RAICES Spanish Speaking Elderly Council One Brooklyn Fund MyTime Inc Brooklyn Hospital Foundation Gay Men's Health Crisis Inc CommonPoint Queens Immaculate Conception Catholic Academy Hellenic Orthodox Community of Astoria Greater Jamaica Development Corp Queens Economic Development Corporation Immaculate Conception Catholic Academy Pancyprian Association Inc NJ Law Enforcement Queens Women's Chamber of Commerce Union City Music Project NJ Small Business Development Center at NJCU Forest Hills Chambers of Commerce Greater NY Chamber of Commerce Sharing and Caring Inc NYSCDFI Coalition Brooklyn Kings County Chamber Of Commerce of Washington Heights and Inwood in Manhattan & MANY MORE Save Latin America Hispanic Chamber of Commerce BNI Down to Business

NASDAQ: PDLB Thank you.